                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                            -----------------------


                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                 JUNE 12, 1998


                           LITTLE SWITZERLAND, INC.
                           ------------------------
              (Exact name of registrant as specified in charter)
               ------------------------------------------------


      DELAWARE                          0-19369            66-0476514
------------------------        --------------------    -----------------
(State or other jurisdiction  (Commission file number)  (IRS employer
    of incorporation)                                   identification no.)


         161-B CROWN BAY CRUISE SHIP PORT, ST. THOMAS, U.S.V.I.  00802
         -------------------------------------------------------------
           (Address of principal executive offices)         (Zip code)


      Registrant's telephone number, including area code: (809) 776-2010
                                                          --------------
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Item 5 - Other Events
---------------------


     Little Switzerland, Inc. (the "Company") distributed correspondence to its shareholders, dated June 12, 1998, regarding its termination of the Agreement and Plan of Merger, dated as of February 4, 1998, by and among the Company, Destination Retail Holdings Corporation ("DRHC") and certain subsidiaries of DRHC. A copy of such correspondence is attached hereto and incorporated herein in its entirety.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

     (c)  Exhibits

     Exhibit 99.1 - Correspondence from Little Switzerland, Inc. to shareholders of Little Switzerland, Inc., dated June 12, 1998.




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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              LITTLE SWITZERLAND, INC.



Date: June 15, 1998           By:/s/ John E. Toler, Jr.
                                 ----------------------
                                 John E. Toler, Jr.
                                 Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX

   Exhibit No.      Description
   -----------      -----------
   Exhibit 99.1 -   Correspondence from Little Switzerland, Inc. to shareholders of Little Switzerland, Inc., dated June 12, 1998.